Ordinary Shares	12 Months Ended
Dec. 31, 2024
Ordinary shares
Ordinary shares
15.	Ordinary Shares
In March 2021, the Company listed its Class Z ordinary shares on the main board of the Hong Kong Stock Exchange. The Company issued a total of 28,750,000 Class Z ordinary shares in the global offering, including the fully exercised over-allotment option of 3,750,000 Class Z ordinary shares. Net proceeds from the global offering, including the over-allotment option, after deducting underwriting fees and other offering expenses, were approximately HKD22.9 billion (RMB19.3 billion).
In January 2023, the Company completed the offering of 15,344,000 ADSs at US$26.65 per ADS. The amount of net proceeds from such offering (after deducting all applicable costs and expenses including but not limited to selling commission) is approximately US$396.9 million (RMB2,689.4 million).
The Company announced in March 2022 that its board of directors had authorized a share repurchase program, under which the Company may repurchase up to US$500.0 million of its ADSs for the next 24 months. The Company had repurchased a total of 2.6 million ADSs for a total cost of US$53.6 million as of December 31, 2022, and no shares had been repurchased during 2023.
In November 2
024, t
he Company announced that its board of directors had approved a share repurchase program of up to US$200.0 million of its publicly traded securities over a
24-month
period. As of December 31, 2024, the Company had repurchased a total of approximately 0.8 million ADSs under this authorized program for a total cost of US$16.4 million (RMB117.5
m
illion).